                                                                    EXHIBIT 99.4

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC4

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,282,448,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC4

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JUNE 2, 2004

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC4

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC4

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

      (IO LOANS ONLY)

                                           AGGREGATE     PERCENT               WEIGHTED    AVERAGE     WEIGHTED    PERCENT
                              NUMBER OF    PRINCIPAL       OF      WEIGHTED     AVERAGE   PRINCIPAL    AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE    MORTGAGE      BALANCE     MORTGAGE    AVERAGE     CREDIT    BALANCE     ORIGINAL   ALTERNATIVE
 LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING     POOL      COUPON      SCORE    OUTSTANDING     LTV         DOC
--------------------------    ---------  -------------  --------   --------    --------  -----------  ---------  -----------
$ 50,001 to $100,000             1       $   100,000      0.11%      5.876%       665    $  100,000     80.00%    100.00%
$100,001 to $150,000            19         2,399,096      2.53       6.059        673       126,268     78.01      94.83
$150,001 to $200,000            50         8,739,204      9.21       6.010        677       174,784     80.81      84.66
$200,001 to $250,000            39         8,807,500      9.28       6.022        660       225,833     80.21      84.59
$250,001 to $300,000            36         9,938,895     10.47       6.091        678       276,080     80.84      72.39
$300,001 to $350,000            42        13,639,414     14.37       5.983        675       324,748     82.13      61.62
$350,001 to $400,000            36        13,633,792     14.36       6.009        681       378,716     81.95      69.09
$400,001 to $450,000            17         7,229,047      7.62       6.003        683       425,238     82.61      82.38
$450,001 to $500,000            16         7,746,708      8.16       5.884        675       484,169     80.16      57.06
$500,001 to $550,000            11         5,829,421      6.14       6.154        687       529,947     83.54      63.71
$550,001 to $600,000             9         5,171,441      5.45       5.932        680       574,605     82.26      88.70
$600,001 to $650,000             7         4,379,722      4.61       6.089        672       625,675     85.81      57.10
$650,001 to $700,000             3         2,022,584      2.13       6.027        642       674,195     77.82      65.39
$700,001 to $750,000             3         2,193,182      2.31       6.079        642       731,061     76.59      67.02
$750,001 to $800,000             4         3,093,914      3.26       6.219        691       773,479     84.44      49.42
------------------------------------------------------------------------------------------------------------------------
TOTAL:                         293       $94,923,921    100.00%      6.023%       676    $  323,972     81.56%     71.36%
------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $100,000 to approximately $785,000 and the average outstanding principal balance of the Mortgage Loans was approximately $323,972.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC4
                         TOTAL COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

      (IO LOANS ONLY)

                                       AGGREGATE      PERCENT              WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                         NUMBER OF     PRINCIPAL         OF      WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
 RANGE OF ORIGINAL       MORTGAGE       BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS       LOANS      OUTSTANDING       POOL     COUPON     SCORE    OUTSTANDING    LTV          DOC
--------------------     ---------    -----------     --------   --------  --------  -----------  --------   ----------
50.00% or less               2        $   414,397        0.44%    5.810%      712    $  207,199    40.28%     100.00%
55.01% to 60.00%             1            134,000        0.14     5.500       660       134,000    57.02      100.00
60.01% to 65.00%             3            860,000        0.91     6.247       620       286,667    63.27       70.93
65.01% to 70.00%             2          1,150,000        1.21     6.337       631       575,000    66.62       65.22
70.01% to 75.00%             4          1,533,500        1.62     6.034       662       383,375    74.19       41.64
75.01% to 80.00%           225         68,540,658       72.21     5.925       678       304,625    79.88       74.66
80.01% to 85.00%            10          5,269,529        5.55     6.023       667       526,953    83.04       26.54
85.01% to 90.00%            27         10,792,130       11.37     6.367       672       399,709    89.73       74.99
90.01% to 95.00%            18          6,076,206        6.40     6.428       678       337,567    94.90       74.58
95.01% to 100.00%            1            153,500        0.16     6.875       684       153,500   100.00        0.00
--------------------------------------------------------------------------------------------------------------------
TOTAL:                     293        $94,923,921      100.00%    6.023%      676    $  323,972    81.56%      71.36%
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As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 29.85% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position.

PRODUCT TYPE

      (IO LOANS ONLY)

                                       AGGREGATE       PERCENT             WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                         NUMBER OF     PRINCIPAL         OF      WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
 RANGE OF ORIGINAL        MORTGAGE       BALANCE       MORTGAGE   AVERAGE   CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS       LOANS      OUTSTANDING       POOL     COUPON     SCORE    OUTSTANDING     LTV         DOC
--------------------     ---------    -----------     --------   --------  --------  -----------  --------   -----------
Six-Month LIBOR ARM           1       $   261,600       0.28%     5. 75%     646      $261,600     80.00%      100.00%
2/28 LIBOR ARM              249        80,172,369      84.46      6.000      673       321,977     81.05        67.78
3/27 LIBOR ARM                2           854,000       0.90      6.931      737       427,000     85.69        56.91
5/25 LIBOR ARM               41        13,635,952      14.37      6.104      688       332,584     84.30        92.77
---------------------------------------------------------------------------------------------------------------------
TOTAL:                      293       $94,923,921     100.00%     6. 02%     676      $323,972     81.56%       71.36%
---------------------------------------------------------------------------------------------------------------------

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                         COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                         SERIES 2004-WMC4
                         TOTAL COLLATERAL SUMMARY

CREDIT SCORES

     (IO LOANS ONLY)

                                       AGGREGATE      PERCENT              WEIGHTED    AVERAGE    WEIGHTED     PERCENT
                         NUMBER OF     PRINCIPAL         OF      WEIGHTED   AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                         MORTGAGE       BALANCE       MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES    LOANS       OUTSTANDING       POOL     COUPON     SCORE    OUTSTANDING    LTV          DOC
----------------------   ---------    -----------     --------   --------  --------  -----------  --------   ----------
551 to 575                   1        $   415,751        0.44%    5.990%      575     $415,751      80.00%    100.00%
576 to 600                   3          1,190,929        1.25     6.023       598      396,976      73.32     100.00
601 to 625                  38         10,527,401       11.09     6.076       616      277,037      80.37      77.02
626 to 650                  63         21,438,392       22.58     6.225       638      340,292      81.93      67.14
651 to 675                  56         19,636,212       20.69     6.076       664      350,647      82.03      70.54
676 to 700                  51         14,443,802       15.22     5.908       686      283,212      82.00      84.20
701 to 725                  34         10,907,298       11.49     5.898       712      320,803      82.47      58.42
726 to 750                  23          8,400,459        8.85      5.78       735      365,237      81.55      60.21
751 to 775                  14          4,544,988        4.79     5.897       760      324,642      80.83      78.90
776 to 800                  10          3,418,689         3.6     5.937       784      341,869      79.42      76.20
--------------------------------------------------------------------------------------------------------------------
TOTAL:                     293        $94,923,921      100.00%    6.023%      676     $323,972      81.56%     71.36%
--------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 575 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 676.

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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.